SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                           THE SECURITIES ACT OF 1934



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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 21, 2002


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                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

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
DELAWARE                                    33-60032                            62-1518973
(State of Incorporation)                    (Commission File Number)   (I.R.S. Employer Identification No.)

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                  1001 Tillman Street, Memphis, Tennessee 38112
                    (Address of principal executive offices)



           Registrant's telephone, including area code (901) 320-8100

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ITEM 5.  OTHER EVENTS

         On August 20, 2002, the Registrant issued the following press release announcing that its bank group has waived the requirement that the Company sell additional equity.

                                    News from
FOR IMMEDIATE RELEASE
                                    Contacts:      Dave Ferraro, President
                                                              901-320-8115
                                                          Gordon Mitchell,
                                                Investor Relations Manager
                                                              901-320-8256
                                                 Website:  www.bkitech.com

BUCKEYE WILL NOT SELL ADDITIONAL EQUITY

MEMPHIS, TN August 20, 2002 - Buckeye Technologies Inc. (NYSE:BKI) today announced that its bank group has waived the requirement that the Company sell additional equity. The banks also agreed to Buckeye's immediate prepayment of the $22 million note due on October 1, 2002 to UPM-Kymmene, thereby reducing the Company's interest expense for the July-September quarter. There were no other changes to the $215 million credit facility agreement.

Robert E. Cannon, Buckeye Chairman, commented, "We appreciate the bank group's prompt approval of our request. As we reported in our August 7 conference call, we have ample liquidity, with cash and credit availability totaling $79 million at June 30. Our cash and credit availability has modestly improved since that time."

Mr. Cannon went on to say, "We expect our financial results to progressively improve as the year unfolds. We are committed to substantially reducing our leverage during this fiscal year. We have no intention of issuing any new equity or debt securities in the foreseeable future."

Buckeye, a leading manufacturer and marketer of specialty cellulose and absorbent products, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, Ireland and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors, which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.
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                               BUCKEYE TECHNOLOGIES INC.



                               --------------------------------------
                               Gayle L. Powelson
                               Senior Vice President, Chief Financial Officer August 21, 2002